ASSIGNMENT

Date of this Assignment:

8 May 2014

Parties to this Assignment:

Assignor:

NDM Technologies Limited

Loughborough Innovation Centre, Holywell Park, Ashby Road,

Loughborough, Leicestershire LE11 3AQ

a company registered in England & Wales

Assignee:

Dermal Diagnostics Limited

Loughborough Innovation Centre, Holywell Park, Ashby Road,

Loughborough, Leicestershire LE11 3AQ

a company registered in England & Wales

Narrative

The Assignor is the applicant for UK patent application 1208950.4 and International (PCT) patent application PCT/GB2013/051322 entitled “Cumulative Measurement of an Analyte” (hereinafter “the Patent Applications”). The Assignor and the Assignee have agreed that the Patent Applications should henceforth belong to the Assignee.

Terms

In consideration of the premises and of the sum of one pound (£1) now paid by the Assignee to the Assignor, receipt of which is hereby acknowledged, the Assignor hereby assigns to the Assignee, and the Assignee hereby accepts, all of the Assignor’s right title and interest in and to the Patent Applications to hold unto the Assignee absolutely, including the right to claim priority under any international convention or treaty or reciprocal arrangement and the right to sue for and recover damages and other remedies in respect of any infringement occurring before or after the date of this Assignment.

Warranties and Obligations

The Patent Applications are disposed of with full title guarantee.

Jurisdiction

This Assignment is governed by and shall be construed in accordance with English law, and the parties submit to the jurisdiction of the Courts of England.

Attestation

Signed on behalf of

Signature

/S/ D.F.H. CHOWDHURY

NDM Technologies Limited

by an authorised officer:

Name

D.F.H. CHOWDHURY

Signed on behalf of

Signature

/S/ D.F.H. CHOWDHURY

Dermal Diagnostics Limited

by an authorised officer:

Name

D.F.H. CHOWDHURY